Exhibit 99.1

API Technologies Reports Results for the Fiscal First Quarter Ended

February 28, 2015

ORLANDO, Fla.– (PR Newswire) – April 8, 2015 - API Technologies Corp. (NASDAQ:ATNY) (“API” or the “Company”), a leading provider of high performance RF, microwave, millimeterwave, power, and security solutions, today announced results for the fiscal first quarter ended February 28, 2015.

Financial Results for the Quarter Ended February 28, 2015

API Technologies reported fiscal first quarter revenue of $50.9 million.

For the fiscal first quarter of 2015, GAAP gross margin as a percentage of sales was 25.5%; non-GAAP gross margin was 26.6%.

The Company posted a net loss of $2.2 million for the fiscal first quarter. Adjusted EBITDA for the fiscal first quarter was $6.0 million or 11.9% of revenue.

Recent Developments

•	Robert Tavares was named President and Chief Executive Officer and appointed to the Company’s Board of Directors effective March 2, 2015. Mr. Tavares joins API with 30 years of experience in the microelectronics and semiconductor industries; he most recently served as President of Crane Electronics Inc.
•	On March 23, 2015, API announced an expanded agreement with electronic components distributor TTI, Inc. to carry the Company’s line of RF, microwave, and microelectronics products; the partnership broadens API’s worldwide sales network and provides customers rapid product delivery.

First Quarter 2015 Business Highlights

•	API added to its line of radiation-hardened power microelectronics with the launch of voltage regulators and a new line of Solid State Relays for satellites and launch vehicles.
•	API’s QBS-609 1-kW pulsed power amplifier received “Product of the Year” honors from Electronic Products, a leading trade publication for electronic design engineers.
•	API expanded its product presence in the AESA radar market with the launch of standalone modules – the Quad Transmit Receive Module (QTRM) – part of the Company’s Active Antenna Array Unit (AAAU) solution.
•	API received a new patent for the Hawk-i™, the Company’s aiming device for a bomb disarming disrupter.
•	API expanded its U.S. Department of Defense C4ISR technology footprint with the announcement of $10.3 million in related program awards.

About API Technologies Corp.

API Technologies (NASDAQ: ATNY) is an innovative designer and manufacturer of high performance systems, subsystems, modules, and components for technically demanding RF, microwave, millimeterwave, electromagnetic, power, and security applications. A high-reliability technology pioneer with over 70 years of heritage, API Technologies products are used by global defense, industrial, and commercial customers in the areas of commercial aerospace, wireless communications, medical, oil and gas, electronic warfare, unmanned systems, C4ISR, missile defense, harsh environments, satellites, and space. Learn more about API Technologies and our products at www.apitech.com.

Non-GAAP Financial Information

In this press release, API has provided the non-GAAP financial measures for Adjusted EBITDA at the Company level and segment level, and non-GAAP gross margin. Non-GAAP gross margin excludes restructuring charges and certain other adjustments described in the reconciliation table and non-GAAP Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) excludes restructuring charges, acquisition and divestiture-related charges, inventory provisions, stock-based compensation expenses, amortization of note discounts and deferred financing costs, and certain other adjustments described in the reconciliation table. API has also provided the non-GAAP financial measure for Adjusted EBITDA before corporate overhead, which is the Adjusted EBITDA number less general corporate overhead. Management believes the supplemental non-GAAP presentations provide investors an additional analytical tool for understanding the Company’s financial performance by excluding from operating results the impact of items that management believes do not reflect the Company’s core operating performance. These are not recognized measures under US GAAP, do not have a standardized meaning, and are unlikely to be comparable to similar measures used by other companies. Accordingly, investors are cautioned that these non-GAAP measures should not be construed as an alternative to net earnings or loss or gross margin determined in accordance with GAAP as an indicator of the financial performance of the Company or as a measure of the Company’s liquidity and cash flows. We expect our financial statements to continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to, general economic and business conditions, including without limitation, reductions in government defense spending; government regulations; our ability to integrate and consolidate our operations; our ability to expand our operations in both new and existing markets; and the ability of our review of strategic alternatives to maximize stockholder value. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. The forward-looking statements in this news release should be read in conjunction with the more detailed descriptions of the above factors located in our Annual Report on Form 10-K under Part I, Item 1A “Risk Factors” as well as those additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Contact:

Claudio Mannarino

Senior Vice President and Chief Financial Officer

+1 855-294-3800

investors@apitech.com

Tara Flynn Condon

Vice President, Corporate Development & Marketing

+1 908-546-3903

media@apitech.com

API Technologies Corp.

Financial Results

For the Three Months Ended February 28, 2015 and 2014

Consolidated Statements of Operations (unaudited)

in thousands USD

	February 28, 2015	February 28, 2014
Revenue, net	$50,850	$58,918
Cost of revenues
Cost of revenues	37,859	45,274
Restructuring charges	42	299

Total cost of revenues	37,901	45,573

Gross profit	12,949	13,345

Operating expenses
General and administrative	5,279	5,719
Selling expenses	3,655	3,757
Research and development	2,000	2,074
Business acquisition and related charges	62	110
Restructuring charges	830	118

	11,826	11,778

Operating income	1,123	1,567
Other expenses (income), net
Interest expense, net	3,127	2,410
Amortization of note discounts and deferred financing costs	23	665
Other expenses (income), net	(120)	110

	3,030	3,185

Loss before income taxes	(1,907)	(1,618)
Expense for income taxes	272	506

Net loss	$(2,179)	$(2,124)
Accretion on preferred stock	—	(393)

Net loss attributable to common shareholders	$(2,179)	$(2,517)

Net loss per share — Basic and diluted	$(0.04)	$(0.05)
Weighted average shares outstanding
Basic	55,461,217	55,426,635
Diluted	55,461,217	55,426,635

Consolidated Balance Sheets (unaudited)

in thousands USD

	February 28, 2015	November 30, 2014
Assets
Current
Cash and cash equivalents	$6,199	$8,258
Accounts receivable, net	35,955	38,657
Inventories, net	58,231	54,718
Deferred income taxes	539	561
Prepaid expenses and other current assets	1,535	1,592

	102,459	103,786
Fixed assets, net	29,524	30, 574
Goodwill	116,770	116,770
Intangible assets, net	28,071	29,848
Other non-current assets	1,911	1,862

Total assets	$278,735	$282,840

Liabilities and Shareholders’ Equity
Current
Accounts payable and accrued expenses	$28,635	$27,907
Deferred revenue	2,407	2,279
Current portion of long-term debt	10,916	10,097

	41,958	40,283
Deferred income taxes	4,651	4,575
Other long-term liabilities	1,386	1,216
Long-term debt, net of current portion	114,865	118,214
Deferred gain	7,639	7,788

	170,499	172,076

Commitments and contingencies

Shareholders’ equity
Common stock	55	55
Special voting stock	—	—
Additional paid-in capital	327,925	327,846
Common stock subscribed but not issued	2,373	2,373
Accumulated deficit	(222,284)	(220,105)
Accumulated other comprehensive income	167	595

	108,236	110,764

Total Liabilities and Shareholders’ Equity	$278,735	$282,840

Consolidated Adjusted EBITDA

in thousands USD

The following table reconciles three months GAAP net loss to non-GAAP Adjusted EBITDA and Adjusted EBITDA less corporate overhead.

Three (3) months ended February 28, 2015
Net loss	$(2,179)
Adjustments
Interest expense, net	3,127
Amortization of note discounts and deferred financing costs	23
Depreciation and amortization	3,459
Income taxes	272
Restructuring charges	872
Acquisition related charges	62
Other adjustments (A)	411

Total Adjusted EBITDA	$6,047

Total Adjusted EBITDA percentage	11.9%

Corporate overhead	$1,416
Adjusted EBITDA before corporate overhead	$7,463
Adjusted EBITDA less corporate overhead %	14.7%

(A) Other adjustments primarily include inventory provisions, stock based compensation, franchise taxes, financing and other adjustments, lease payments for the State College, Pennsylvania facility and foreign exchange losses.

Additional Adjusted EBITDA Reconciliations by Segment in thousands USD

Three Months Ending February 28, 2015	SSC	SSIA	EMS	Corporate	Total
	Q1	Q1	Q1	Q1	Q1
Revenue	$38,386	$4,258	$8,206	$—	$50,850
Net loss					(2,179)
Adjustments
Interest expense, net					3,127
Amortization of note discounts and deferred financing costs					23
Depreciation and amortization					3,459
Income taxes					272
Restructuring charges					872
Acquisition related charges					62
Other adjustments (A)					411
Add-Back Total					8,226

Adjusted EBITDA	$5,242	$755	$50	$—	$6,047

Adjusted EBITDA Margin %	13.7%	17.7%	0.6%	0.0%	11.9%

(A) Other adjustments primarily include inventory provisions, stock based compensation, franchise taxes, financing & other adjustments, lease payments for the State College, Pennsylvania facility and foreign exchange losses.

Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin $ amounts in thousands USD

Three Months Ended February 28, 2015
Revenue	$50,850
Gross Profit	12,949
GAAP Gross Margin %	25.5%
Restructuring and other adjustments (A)	573
Adjusted Gross profit	13,522
Adjusted Gross margin %	26.6%

(A) Other adjustments primarily include inventory provisions.